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                                                                 EXHIBIT (10)(a)

                             AMENDMENT TO AGREEMENT
                             ----------------------


     THIS AMENDMENT TO AGREEMENT ("Amendment") is made and entered into as of September 11, 1997 by and between Amax Gold Inc., a Delaware corporation (the "Company"), and Leland O. Erdahl ("Mr. Erdahl").

     WHEREAS, the Company and Mr. Erdahl are parties to that certain Agreement made and entered into March 24, 1997 regarding Mr. Erdahl's service as Vice President and Chief Financial Officer of the Company; and

     WHEREAS, the Company and Mr. Erdahl desire to extend the term of the Agreement.

     THEREFORE, THE PARTIES AGREE AS FOLLOWS:

     1. Section 2.1 of the Agreement is amended by replacing "September 30, 1997" in the second line thereof with "October 31, 1997".

     2. Section 2.2 of the Agreement is amended by replacing "September 30, 1997" in the third line thereof with "October 31, 1997".

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Agreement as of the date first above written.


AMAX GOLD INC., a Delaware
corporation


By:/s/ S. Scott Shellhaas                     /s/ Leland O. Erdahl
   -------------------------                  --------------------------
       S. Scott Shellhaas                         Leland O. Erdahl
Title: President and Chief Operating
       Officer